EXHIBIT 99.4



                        AMENDMENT NO. 5 TO LOAN AGREEMENT

         AGREEMENT (this "Agreement"), made as of the 22nd day of August, 2008, by and between COMVEST CAPITAL LLC, a Delaware limited liability company (the "Lender"), and ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Borrower");

                              W I T N E S S E T H:


         WHEREAS, the Lender and the Borrower are parties to a Loan Agreement dated as of September 28, 2006 (as heretofore amended by Amendment No. 1 dated as of May 4, 2007 ("Amendment No. 1"), Amendment No. 2 dated as of July 20, 2007 ("Amendment No. 2"), Amendment No. 3 dated as of December 27, 2007
("Amendment No. 3"), and Amendment No. 4 dated February 5, 2008 ("Amendment No. 4"), the "Loan Agreement"), the terms and conditions of which are hereby incorporated herein by reference); and

         WHEREAS, the Borrower plans to (a) increase the maximum permitted principal amount of Line of Credit Obligations from $2,000,000 to $2,500,000, and (b) issue shares of Series D preferred stock of the Borrower for aggregate gross proceeds ("Equity Proceeds") of approximately $2,000,000 but in no event less than $1,500,000 (the "Equity Closing"), which is targeted to occur not later than August 29, 2008; and

         WHEREAS, by reason of the foregoing, and to foster further orderly development of the Borrower's business, the Borrower has requested certain modifications to the Loan Agreement as set forth herein; and

         WHEREAS, the Lender is willing to make such modifications to the Loan Agreement, on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree, subject to and effective on and as of the date of the Equity Closing, as follows:

1. Definitions.

(a) Except as otherwise defined herein, all capitalized terms used in this Agreement have the respective meanings ascribed to them in the Loan Agreement.

(b) The definitions of "Default Rate", "Interest Rate", "Maturity Date" and "Note" contained in the Loan Agreement are hereby amended so as to read in full as follows:

         "Default Rate" shall mean the increased rate of interest in effect from time to time under the Note during the continuance of an Event of Default.

           "Interest Rate" shall mean, at any time, the rate of interest (other than the Default Rate) then in effect under the Note.

           "Maturity Date" shall mean June 1, 2010.

         "Note" shall mean the Amended and Restated Convertible Term Note of the Borrower in the principal amount of $1,000,000 issued to the Lender pursuant to Amendment No. 5.

(c) The following new definition is hereby added to Section 1.01 of the Loan Agreement in the appropriate alphabetical location:

         "Amendment No. 5" shall mean the Amendment No. 5 to Loan Agreement dated as of August 22, 2008 by and between the Lender and the Borrower.

(d) The definitions of "Bank" and "Prime Rate" are hereby deleted from the Loan Agreement.

2. Partial Prepayment of Note.

(a) Simultaneously with the Equity Closing, the Borrower shall make a prepayment of the principal of the Note (as in effect prior to this Agreement) in an amount sufficient to cause the outstanding principal balance of such Note to be reduced to $1,000,000. No prepayment premium shall be required in respect of such prepayment.

(b) Simultaneously with the Equity Closing and the prepayment described in
Section 2(a) above, the Borrower shall issue to the Lender an Amended and Restated Convertible Term Note in substantially the form annexed hereto, and
Section 2.01(c) of the Loan Agreement shall thereupon be deleted from the Loan Agreement.

(c) All provisions of the Loan Agreement providing conversion rights in respect of the Note (as in effect prior to this Agreement) shall, upon the execution and delivery of the Amended and Restated Convertible Term Note described in Section 2(b) above, be superseded in their entirety by the provisions of such Amended and Restated Convertible Term Note.

3. Elimination of Voluntary and Certain Mandatory Prepayments.

(a) Section 2.01(b) of the Loan Agreement is hereby amended so as to read in full as follows:

         "(b) The principal of the Loan shall be repayable in installments in accordance with the Note. Any principal amounts repaid or prepaid may not be reborrowed."

(b) Section 2.02 of the Loan Agreement is hereby amended so as to read in full as follows:

         "Section 2.02. Prepayments. The Borrower shall be required to prepay the Obligations in full simultaneously with the consummation of any Sale. The Borrower shall not be permitted voluntarily to prepay all or any portion of the Note without the prior written consent of the Lender, which consent may be withheld in the Lender's sole and absolute discretion."

(c) Section 2.03(b) is hereby deleted from the Loan Agreement in its entirety.

4. Additional Permitted Indebtedness.

(a) Pursuant to Sections 6.01(f) and 6.12 of the Loan Agreement, the Lender hereby consents to an increase in the maximum permitted principal amount of Line of Credit Obligations from $2,000,000 to $2,500,000; and accordingly, Section 6.01(f) of the Loan Agreement is hereby amended so as to increase the dollar amount stated therein to $2,500,000.

(b) The following new Section 6.01(j) is hereby added to the Loan Agreement:

         "(j) unsecured Indebtedness in such amounts and on such terms and conditions as the Borrower may determine, provided that the incurrence of such Indebtedness does not otherwise constitute an Event of Default and would not reasonably be expected to result in or give rise to an Event of Default."

5. Substitution of Collateral; Release of Blanket Liens. Anything contained in any of the Loan Documents to the contrary notwithstanding, in the event that the Lender refuses to accept prepayment in full of the Obligations at any time when no Event of Default has occurred and is continuing, the Borrower may provide to the Lender Collateral consisting of cash, or a certificate of deposit qualifying as a Cash Equivalent under clause (b) of the definition thereof, in an amount or a principal amount equal to the sum of the then-outstanding principal balance of the Note plus all other monetary Obligations then outstanding, and upon receipt by the Lender of such cash or certificate of deposit (including any instruments of assignment or control, with rights of rollover and reinvestment, as reasonably required by the Lender), (a) the Lender shall release its Liens on all other Collateral, and shall deliver to the Borrower and the other "Grantors" under and as defined in the Collateral Agreement any and all release documents as may be necessary or appropriate to give effect to such Lien releases, all at the Borrower's expense, and (b) the non-default interest rate applicable under the Note shall be reduced to the interest earned by the Lender on or payable in respect of the substitute Collateral provided to the Lender in accordance to this Section 5. If, for any reason, the Lender shall be required to surrender or return such substitute Collateral (including, without limitation, to any trustee, receiver or other Person under any state or federal bankruptcy or other such law), then (i) the Lender shall be restored to its prior Lien position with respect to all of the Collateral, and (ii) the effective non-default interest rate applicable under the Note shall be restored, retroactively to the date on which such rate was changed under this Section 5, to the rate(s) that would have been in effect but for the provisions of this Section 5.

6. Additional Permitted Dividends. The following is hereby added at the end of
Section 6.08 of the Loan Agreement: ", (d) cash dividends on Series D preferred stock of the Borrower, payable in arrears at a rate not exceeding that stated in the description of the Series D preferred stock attached hereto as Exhibit A, or (e) provided that no Event of Default exists at the time of such payment and such payment would not reasonably be expected to result in or give rise to an Event of Default, the redemption price (other than upon liquidation of the Borrower, unless the Loan and all other Obligations have been paid in full) in respect of any or all of the Series D preferred stock in accordance with the terms stated in Exhibit A.

7. Other Amendments. Section 5.13(b) is hereby deleted from the Loan Agreement in its entirety.

8. No Novation. The Borrower hereby acknowledges, confirms and agrees that none of the amendments effected by this Agreement constitutes or shall constitute a novation of any of the Obligations.

9. Ongoing Force and Effect. Except as and to the extent expressly provided in this Agreement, all covenants, terms and conditions of the Loan Documents shall remain unchanged and in full force and effect. From and after the effectiveness of this Agreement, all references to the Loan Agreement contained in the Loan Documents shall mean and refer to the Loan Agreement as amended by this Agreement, and all references to the Note contained in the Loan Documents shall mean and refer to the Amended and Restated Convertible Term Note described in Section 2(b) above.

10. Expenses. The Borrower shall pay or reimburse the Lender on demand for all out-of-pocket costs, charges and expenses of the Lender (including reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Agreement.

11. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except by means of a written agreement signed by the party to be charged therewith, and then only in the specific instance and for the specific purpose stated therein.

(c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall have no right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

(d) The paragraph headings in this Agreement are included for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

12. Failure of Full Equity Closing. In the event that the Borrower has not received Equity Proceeds of at least $1,500,000 on or prior to August 29, 2008, then this Agreement shall be null and void ab initio, and the Loan Agreement shall be restored to and remain in effect as it was prior to this Agreement (including the requirement to make prepayment in respect of Equity Proceeds actually received and a prepayment premium thereon). This Section 12 shall be effective notwithstanding the condition stated above that this Agreement is subject to the Equity Closing.

               [The remainder of this page is intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                     COMVEST CAPITAL LLC

                                     By: _________________________________
                                         Name:  Larry E. Lenig, Jr.
                                         Title: Vice Chairman

                                     ALANCO TECHNOLOGIES, INC.

                                     By: _________________________________
                                         Name:
                                         Title:

$1,000,000                                                      August __, 2008

                              AMENDED AND RESTATED
                              CONVERTIBLE TERM NOTE

         FOR VALUE RECEIVED, ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Maker"), hereby promises to pay to ComVest Capital LLC, a Delaware limited liability company ("ComVest"), or registered assigns (hereinafter, collectively with ComVest, the "Payee"), the sum of One Million ($1,000,000) Dollars (the "Principal"), with interest thereon, on the terms and conditions set forth herein and in the Loan Agreement dated as of September 28, 2006 by and between the Maker and ComVest (as amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

         Payments of principal of, interest on and any other amounts with respect to this Convertible Term Note (this "Note") are to be made in lawful money of the United States of America.

         Principal and accrued interest of this Note may be convertible into common stock of the Maker as provided in Section 3 below.

1. Payments.

(a) Interest. This Note shall bear interest ("Interest") on Principal amounts outstanding from time to time from and after August 1, 2008 at the rate of (i) seven and one-half (7.5%) percent per annum during the period from August 1, 2008 through and including October 31, 2008, (ii) eight and one-half (8.5%) percent per annum during the period from November 1, 2008 through and including January 31, 2009, (iii) nine and one-half (9.5%) percent per annum during the period from February 1, 2009 through and including April 30, 2009, and (iv) ten and one-half (10.5%) percent per annum at all times from and after May 1, 2010; provided, however, that during the continuance of any Event of Default under the Loan Agreement, the interest rate hereunder shall be increased by five hundred basis points (5%) per annum over the rate that would otherwise be applicable hereunder. All Interest shall be computed on the daily unpaid Principal balance of this Note based on a three hundred sixty (360) day year, and shall be payable monthly in arrears on the first day of each calendar month commencing September 1, 2008.

(b) Principal. The outstanding Principal of this Note shall be payable in ten
(10) equal monthly installments of $100,000 each due and payable on the first day of each calendar month commencing September 1, 2009 through and including June 1, 2010.

(c) Non-Business Day. If any scheduled payment date as aforesaid is not a business day in either the State of Florida or the State of Arizona, then the payment to be made on such scheduled payment date shall be due and payable on the next succeeding business day, with additional interest on any Principal amount so delayed for the period of such delay.

2. Prepayment.

(a) Optional Prepayment of Principal. The Maker shall not prepay any portion of the Principal without the Payee's prior written consent, which consent may be withheld in the Payee's sole and absolute discretion.

(b) Mandatory Prepayments of Principal. The entire Principal balance of this Note, and all accrued and unpaid Interest hereunder, (i) shall be required to be prepaid upon the consummation of any Sale, and (ii) may be required to be prepaid upon the occurrence of any Event of Default.

(c) Application of Payments. Any and all prepayments hereunder shall be applied first to unpaid accrued Interest on the Principal amount being prepaid, and then to Principal. Any and all prepayments of Principal hereunder shall be applied to the installments under Section 1(b) above in the inverse order of their maturity; provided, however, that any and all prepayments which are deemed to occur by reason of partial conversions of Principal pursuant to Section 3 below may, at the sole option of the Payee, be applied to such installments in direct order of maturity.

3. Conversion.

(a) Optional Conversion. The Payee may, at its option, upon written notice to the Maker given at any time and from time to time, convert all or any portion of the unpaid Principal balance of this Note, and/or any accrued Interest thereon, into shares of common stock of the Maker ("Common Stock"), at a price of $1.21 per share of Common Stock (as same may be adjusted from time to time in accordance herewith, the "Conversion Price"). The date on which the Maker receives a conversion election is herein referred to as the "Conversion Date." To the extent that the Principal of this Note is converted only in part, then such conversion shall be treated as a prepayment of the Principal amount converted in accordance with Section 2(c) above.

(b) Mechanics of Conversion. Upon notice to the Maker of the Payee's conversion election as provided in Section 3(a), the Maker shall, in accordance with
Section 3(c), issue to the Payee (or to the Payee's designee(s) set forth in the Payee's conversion election) the number of shares of Common Stock to which the Payee shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Payee or such designee(s) the certificates representing such shares of Common Stock. All shares of Common Stock issued or delivered upon any conversion hereunder shall, when issued or delivered, be duly authorized, validly issued, fully paid and nonassessable. In lieu of any fractional shares to which the Payee would otherwise be entitled, the Maker shall pay cash equal to such fraction multiplied by the per share Conversion Price.

(c) Issuance of Common Stock Upon Conversion. Within a reasonable time, not exceeding five (5) Business Days after the Conversion Date, the Maker shall deliver or cause to be delivered, to or upon the written order of the Payee of this Note so converted, certificates representing the number of fully paid and nonassessable shares of Common Stock into which this Note has been converted in accordance with the provisions of this Section 3. If so requested by the Maker, the Payee shall, within a reasonable time (not exceeding five (5) Business Days after receipt by the Payee of such certificates), surrender this Note to the Maker for cancellation, against delivery of a replacement Note representing the remaining balance (if any) of this Note which has not been converted. Subject to the following provisions of this Section 3, such conversion shall be deemed to have occurred on the Conversion Date, so that the Payee or the Payee's designee(s) shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

(d) Taxes on Conversion. The issuance of certificates for shares for Common Stock upon the conversion of this Note shall be made without charge by the Maker to the converting Payee for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Payee; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Payee, and the Maker shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Maker the amount of any such tax or shall have established to the satisfaction of the Maker that any such tax has been paid.

(e) Adjustment of Shares.

                           (i) Stock Dividends, Distributions or Subdivisions.
In the event that, at any time and from time to time from and after the date of this Note, the Maker shall issue additional shares of Common Stock (or securities convertible into Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable in additional shares of Common Stock (or securities convertible into Common Stock) or effect a split or subdivision of the outstanding shares of Common Stock, then, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, the then-effective Conversion Price shall be proportionately decreased, and the number of shares of Common Stock issuable upon conversion of this Note shall thus be proportionately increased.

                           (ii) Combinations or Consolidations. In the event
that, at any time and from time to time from and after the date of this Note, the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, concurrently with the effectiveness of such combination or consolidation, the then-effective Conversion Price shall be proportionately increased, and the number of shares of Common Stock issuable upon conversion of this Note shall thus be proportionately decreased.

                           (iii) Other Dividends or Distributions. If the Maker,
at any time or from time to time after the issuance of this Note, makes a distribution to the holders of Common Stock which is payable in securities of the Maker other than Common Stock, then, in each such event, provision shall be made so that the Payee shall receive upon conversion of this Note, in addition to the number of shares of Common Stock, the amount of such securities of the Maker which would have been received if the portion of this Note so converted had been exercised for Common Stock on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(iii) and all other adjustments under this Section 3(e). Nothing contained in this Section 3(e)(iii) shall be deemed to permit the payment of any distribution in violation of the Loan Agreement.

                           (iv) Merger, Consolidation or Exchange. If, at any
time or from time to time after the date of this Note, there occurs any merger, consolidation, arrangement or statutory share exchange of the Maker with or into any other person or entity, then, in each such event, provision shall be made so that the Payee shall receive upon conversion of this Note the kind and amount of shares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory share exchange by the Payee if the portion of this Note so converted had been converted into shares of Common Stock immediately prior to such merger, consolidation, arrangement or statutory share exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory share exchange with respect to such shares and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(iv) and all other adjustments under this Section 3(e). Nothing contained in this Section 3(e)(iv) shall be deemed to permit any such transaction in violation of the Loan Agreement.

                           (v) Recapitalization or Reclassification. If, at any
time or from time to time after the date of this Note, the shares of Common Stock issuable upon conversion of this Note are changed into the same or a different number of securities of any class of the Maker, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory share exchange provided for elsewhere in this Section 3(e)), then, in each such event, provision shall be made so that the Payee shall receive upon conversion of this Note the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Payee if the portion of this Note so converted had been converted immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3(e)(v) and all other adjustments under this Section 3(e).

                           (vi) Extraordinary Dividends or Distributions. If, at
any time or from time to time after the date of this Note, the Maker shall declare a dividend or any other distribution upon the Common Stock payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in shares of Common Stock, then the Conversion Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend or distribution, to the value thereof per share of Common Stock at the time such dividend or distribution was declared, as determined by the Board of Directors of the Maker in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject dividend or distribution, or, if a record is not taken, the date as of which the holders of record of Common Stock entitled to such dividend or distribution are to be determined. Nothing contained in this Section 3(e)(vi) shall be deemed to permit the payment of any dividend or distribution in violation of the Loan Agreement.

                           (vii) Certificate of Adjustment. Whenever the
Conversion Price and/or the number of shares of Common Stock receivable upon conversion of this Note is adjusted, the Maker shall promptly deliver to the Payee a certificate of adjustment, setting forth the Conversion Price and/or shares of Common Stock issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

                           (viii) Successive Application. The provisions of this
Section 3(e) shall be applicable successively to each event described herein which may occur subsequent to the date of this Note and prior to the conversion in full of this Note.

                           (ix) Fractional Shares. No fractional shares of
Common Stock shall be issuable by reason of any adjustments made pursuant to this Section 3(e); and in lieu of any such fractional shares, the Maker shall pay cash therefor in accordance with Section 3(b) above.

(f) No Impairment. The Maker will not, by amendment of its Organic Documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Payee against impairment. In the event of any merger or consolidation in which the Maker is not the surviving entity, the Maker shall make appropriate arrangements in order that, upon any subsequent conversion of this Note, the Payee shall become entitled to receive the same securities or other consideration that the Payee would have received had such conversion been made immediately prior to the consummation of such merger or consolidation, subject to further adjustments, of the type provided in this Note, with respect to any events relating to any such securities occurring subsequent to the consummation of such merger or consolidation.

(g) Common Stock Reserved. The Maker shall at all times reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the full conversion of this Note into Common Stock.

4. Events of Default. The occurrence or existence of an Event of Default under the Loan Agreement shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and take such other action as may be provided for in the Loan Agreement and/or in any and all other instruments evidencing and/or securing the indebtedness under this Note, or as may be provided under the law.

5. Assignment. This Note shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto, provided that the Maker may not assign any of its rights or obligations hereunder without the prior written consent of the Payee.

6. Waiver and Amendment. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived. Neither any provision of this Note nor any performance hereunder may be amended or waived except pursuant to an agreement in writing signed by the party against whom enforcement thereof is sought. Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, notice of any and all of the foregoing, and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker. The Maker further waives the benefit of any exemption under the homestead exemption laws, if any, or any other exemption, appraisal or insolvency laws, and consents that the Payee may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note.

7. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of New York, except to the extent superseded by Federal enactments.

8. Consent to Jurisdiction; Waiver of Jury Trial. The Maker hereby consents to the jurisdiction of all courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Note. The Maker hereby waives the right to interpose any counterclaims (other than compulsory counterclaims) in any action brought by the Payee hereunder, provided that this waiver shall not preclude the Maker from pursuing any such claims by means of separate proceedings. THE MAKER HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS WHICH IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS, AND ALSO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. The Payee may file a copy of this Note as evidence of the foregoing waiver of right to jury trial.

9. Usury Savings Clause. All agreements between the Maker and the Payee are hereby expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Payee is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Loan Agreement or any Loan Document thereunder, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Payee shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of any of the Maker's Obligations (as such term is defined in the Loan Agreement) to the Payee, and not to the payment of interest hereunder. To the extent permitted by applicable law, all sums paid or agreed to be paid for the use, forbearance or detention of the indebtedness evidenced by this Note shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full, to the end that the rate or amount of interest on account of such indebtedness does not exceed any applicable usury ceiling. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Payee.

10. Collection Costs. In the event that the Payee shall place this Note in the hands of an attorney for collection during the continuance of any Event of Default, the Maker shall further be liable to the Payee for all costs and expenses (including reasonable attorneys' fees) which may be incurred by the Payee in enforcing this Note, all of which costs and expenses shall be obligations under and part of this Note; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

11. Effect on Prior Note. This Note amends, restates and supercedes in its entirety the Term Note dated September 28, 2006 in the original principal amount of $4,000,000 issued by the Maker to ComVest, provided that this Note does not effect a novation of the outstanding obligations under such prior Term Note (all of which obligations shall henceforth be evidenced by this Note).

         IN WITNESS WHEREOF, the Maker has executed this Note on the date first above written.

                            ALANCO TECHNOLOGIES, INC.



                            By:_______________________________________
                               Name:
                               Title: